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                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               September 1, 1994
                               -----------------
                Date of Report (Date of earliest event reported)



                          UNION PLANTERS CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



       TENNESSEE                      0-10160                 62-0859007
- ------------------------            -------------          -------------------
(State of incorporation)            (Commission            (I.R.S. Employer
                                     File Number)          Identification No.)



                      UNION PLANTERS ADMINISTRATIVE CENTER
                          7130 GOODLETT FARMS PARKWAY
                             MEMPHIS, TENNESSEE 38018
                    ----------------------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code: (901) 383-6000


                                  Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report).
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     Union Planters Corporation (the Corporation) consummated the acquisition of BNF BANCORP, Inc. (formerly BANCFIRST Corporation) on September 1, 1994. BNF BANCORP, Inc. (BNF) is a $278 million savings and loan holding company headquartered in Decatur, Alabama, whose principal subsidiary is BANKFIRST, a federal savings bank with six full-service offices located in Decatur, Athens, Hartselle, and Moulton, Alabama.

     The Corporation consummated the acquisition of BNF by issuing 2,000,329 shares of the Corporation's $5.00 par value common stock, which represents an exchange ratio of 1.078 shares of the Corporation's common stock for each share of BNF's $.01 par value common stock outstanding immediately prior to consummation. The transaction is being accounted for as a pooling of interests. Prior period financial statements and financial information for the Corporation will be restated reflecting the BNF acquisition.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

     The following financial statements, pro forma financial information, and exhibits are filed as part of this report.

     (a)  Financial Statements of Business Acquired

               (1) BANCFIRST Corporation and Subsidiary (now BNF BANCORP, Inc.) audited consolidated financial statements for the year ended September 30, 1993 required by this item are incorporated herein by reference to Exhibit 99 (a) of Union Planters Corporation's Current Report on Form 8-K dated February 8, 1994.

               (2) BNF BANCORP, Inc. and Subsidiary unaudited interim consolidated financial statements dated June 30, 1994 required by this item are incorporated herein by reference to Exhibit 99(b) of Union Planters Corporation's Current Report on Form 8-K dated August 19, 1994.

     (b)  Pro Forma Financial Information

               (1) The unaudited pro forma financial information required by this item is incorporated herein by reference to Item 7(b) of Union Planters Corporation's Current Report on Form 8-K dated August 18, 1994.

     (c)  Exhibits

               (2) Plan of acquisition, reorganization, arrangement, liquidation, or succession.

                    Agreement and Plan of Reorganization dated as of January 27, 1994 between Union Planters Corporation and BFC Acquisition Company, Inc. and BANCFIRST Corporation and BANKFIRST, a federal savings bank, is incorporated herein by reference to Exhibit 2 of Union Planters Corporation's Current Report on Form 8-K dated February 8, 1994.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                Union Planters Corporation
                                                --------------------------
                                                        Registrant




Date:   September 8, 1994                       /s/ M. Kirk Walters
        -----------------                    ---------------------------------
                                                    M. Kirk Walters
                                             Senior Vice President, Treasurer
                                               and Chief Accounting Officer





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